UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
800 Boylston Street
Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: August 31, 2010

Date of reporting period: September 1, 2009— August 31, 2010

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PNVAX

Putnam International Capital Opportunities Fund

Annual report
8|31|10

A world of investing.™

Putnam Investments

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam
International Capital
Opportunities Fund

Annual report
8 | 31 | 10

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Trustee approval of management contract	15

Other information for shareholders	19

Financial statements	20

Federal tax information	52

Shareholder meeting results	53

About the Trustees	55

Officers	57

Message from the Trustees

Dear Fellow Shareholder:

More than two years have passed since the global financial crisis reached its peak in September 2008. Although conditions have improved since then, investors find themselves in uncertain territory again today. And while the economic recovery has been painfully slow, corporate America is showing signs of health. Companies have posted impressive earnings results this year and have taken advantage of low interest rates to gain more financial flexibility going forward.

We believe Putnam’s risk-focused, active-management approach is well-suited for pursuing opportunities for shareholders in today’s volatile investment environment. Compared with 2009’s bull market, times like these require a greater degree of investment analysis and security-selection skill.

In developments affecting oversight of your fund, Barbara M. Baumann has been elected to the Board of Trustees of the Putnam Funds, effective July 1, 2010. Ms. Baumann is president and owner of Cross Creek Energy Corporation of Denver, Colorado, a strategic consultant to domestic energy firms and direct investor in energy assets. We also want to thank Elizabeth T. Kennan, who has retired from the Board of Trustees, for her many years of dedicated and thoughtful leadership.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Targeting smaller international companies

In international economies, as in the United States, small and midsize companies can offer attractive long-term investment potential. Such companies can seize new opportunities quickly or occupy profitable business niches. International markets may be particularly fertile ground compared with the United States, because relatively fewer research analysts cover smaller companies overseas.

Putnam International Capital Opportunities Fund has invested in stocks of small and midsize international companies since late 1995. While investing in companies located in other countries involves risk, it may also give your money a chance to grow, even during a downturn in the U.S. economy. That’s because international economies generally follow a different business cycle than that of the United States. In foreign markets, interest rates are managed by institutions such as the European Central Bank or the Bank of Japan. Also, while foreign currencies such as the euro, the yen, and the pound fluctuate in value, your investment may benefit if these currencies strengthen against the U.S. dollar.

With thousands of smaller-company securities around the world to choose from, the fund’s managers have access to the proprietary research and extensive capabilities of analysts in Putnam’s Global Equity Research group.

Reflecting Putnam’s blend strategy, the portfolio can hold both value and growth stocks without a bias toward either style. This flexibility may help keep the fund diversified given the risks of changing market conditions. In addition to developed markets, including Europe, Japan, Australia, and Canada, the fund can invest in emerging markets, which may offer faster rates of economic growth despite greater risk of volatility and illiquid securities. In all their decisions, the portfolio managers are guided by Putnam’s risk controls, which call for regular review of fund holdings and the discipline to sell stocks when they reach what the managers consider their true worth.

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations The use of derivatives involves special risks and may result in losses. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound.

In-depth analysis is key to successful stock selection.

The fund’s portfolio managers seek stocks that are believed to be mispriced by the market. Once a stock is selected for the portfolio, it is regularly assessed by the managers to ensure that it continues to meet their criteria, including:

Quality The managers look for high-quality companies, seeking characteristics such as solid management teams, sound business models , and strong balance sheets.

Valuation The managers carefully consider how each stock is valued, seeking stocks whose valuations are attractive relative to the company’s growth potential.

Cash flow The managers examine each company’s financials, particularly the amount of cash a company generates relative to the earnings that it reports, and target those believed to offer attractive and sustainable cash flow.

Performance snapshot

Annualized total return (%) comparison as of 8/31/10

- **The fund — class A shares before sales charge**
  Putnam International Capital Opportunities Fund (PNVAX)
- **Fund's benchmark**
  S&P Developed Ex-U.S. SmallCap Index
- **Fund's Lipper peer group average**
  International Small/Mid-Cap Core Funds

10.60
6.02
9.24
2.12
5.80
4.28
3.25
2.79
2.81
4.18
6.66
LIFE OF FUND
(since 12/28/95)
10 YEARS
5 YEARS
3 YEARS
1 YEAR
-9.88
-9.71
-10.08
-1.43

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

Interview with your fund’s portfolio manager

Joe Joseph

Joe, we saw a number of changes in direction across international markets during the past year. How did the fund perform?

This was a fairly weak year for returns and relative performance, especially when compared with Putnam International Capital Opportunities Fund’s stronger long-term results on both fronts. Class A shares of the fund declined 1.43%, lagging the 4.18% return of the S&P Developed Ex-U.S. SmallCap Index and the 6.66% average result for Lipper International Small/Mid-Cap Core Funds. We had positioned the fund to reflect our confidence in the global economic recovery, and while the recovery has continued, a deceleration in the rate of growth, and signs of fear on the part of investors, interrupted the gains of equity markets. Of course, the fund focuses on small- and mid-cap stocks, which often are more sensitive to the economic cycle than large-cap stocks. We are maintaining this positioning, and we believe it will be rewarding once the markets can see past what we consider to be short-term issues.

How did you position the fund for recovery?

This strategy was reflected primarily in the sector weightings. We tend not to take large positions in individual securities, but we do gradually increase or decrease weightings in sectors relative to the benchmark when we find attractive valuations. At the start of the period, we expected that the global economy would return to a normal level of business activity over several quarters. We built overweight positions in the consumer discretionary sector to benefit from the return of consumer spending in the technology sector, which tends to rebound in both business and consumer spending when it no longer seems necessary to delay technology purchases, and in the basic materials sector,

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 8/31/10. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 14.

which generally benefits from stronger infrastructure spending. At the same time, we went to underweight positions in more defensive sectors, such as consumer staples and utilities, where revenues remain fairly stable in both recessions and expansions.

What effect did these decisions have on performance?

Around March and April of this year, the recovery in equity markets peaked and began to subside for a couple of reasons. First, indicators in China, an important barometer of world economic activity, indicated deceleration. Second, with the turmoil surrounding Greece’s financial problems, many countries — including those without debt troubles — turned away from public spending to stimulate economic growth and turned instead toward austerity to reassure bond markets.

Although equity markets have risen since May, when members of the European Union agreed to a financial rescue package for Greece, market volatility has been high and investors in many regions appear to fear a relapse into recession. The fund, with overweight positions in economically sensitive sectors, has been at a disadvantage. In fact, most of the fund’s underperformance can be traced to our positioning in the basic materials sector, where the struggle between business fundamentals and investor sentiment has played out. Simply put, we favored producers of commodities, such as companies that mine copper, zinc, and coal, because their stocks are undervalued, in our view, while the market has favored gold-mining companies. Copper, zinc, and coal are in demand across developing markets while the supply of these materials has been constrained by a lack of new investments in mines and production facilities since the recession started in 2007. The imbalance of supply and demand is still reflected in commodity prices. We think that eventually stock prices will move in the same direction of

Country allocations are shown as a percentage of the fund’s net assets. Weightings will vary over time.

Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes.

commodity prices, and reward basic materials stocks. However, these stocks have lagged gold-mining stocks, which have been boosted by investors’ fears about sovereign debt risk and economic weakness. We did not position the fund in gold-mining stocks because we considered all of them to be overvalued. Gold prices have been at record levels, and there was no way that our valuation discipline would let us buy stocks that we believed were poised for disappointment. In the short term, however, these decisions have not helped performance.

What investments did well for the fund?

We can point to ANDRITZ, an engineering company based in Austria that makes customized factory systems for a number of industries, including paper, metals, and water, as a top contributor to the fund’s performance. Their global business is growing, and they added new contracts to serve clients in Turkey and Canada during the period. The stock outperformed the index, and it remains in the portfolio.

Two stocks in the United Kingdom performed well for the fund. Shire, a pharmaceutical company that competes in global markets, benefited when a U.S. rival, Genzyme, encountered problems with the U.S. Food and Drug Administration involving some of its products. Shire continued to execute its business plan well and became more attractive to investors. Hargreaves Lansdown, an investment management and financial advisory business, also performed well. It is one of the few British fund managers that sells a portfolio wrap product, called Vantage, directly to individual investors through its fund supermarket. Hargreaves appreciated during the period and outperformed the benchmark

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 8/31/10. Short-term holdings are excluded. Holdings will vary over time.

index. Both Shire and Hargreaves remain portfolio holdings.

What are examples of individual stocks that had a negative impact on performance?

CEMEX, the Mexican cement company, was disappointing. This company was hurt by its operations in the United States, where the pace of economic growth dropped after March of this year. We feel confident owning this stock because it trades at half of the company’s book value, which we consider a very attractive price.

In Japan, the fund owns a real estate management company called Leopalace21. One of this company’s specialties involves renting residential units to corporate customers. Business demand has been weak for this service.

Aside from these stocks, another disappointing individual position was Eniro, a telephone directory service based in Sweden. This company is transitioning from a business model that depended on publishing paper telephone directories to an online business model. As it transitions, Eniro is losing revenue from publishing traditional advertising, but has not yet recognized the same level of revenue from online advertising. Currently the company also has a lot of debt on its balance sheet, and the markets have not been patient with indebted companies that have revenue challenges.

How does the fund use derivatives?

We generally use derivatives in two ways: one way is to buy index futures with cash that is in the portfolio; the other is to use currency forwards to hedge portions of our foreign currency exposures. The index futures give the fund greater exposure to the broad equity markets while we are making individual stock selections. The currency forwards allow us to pursue strategies that can help protect the fund from adverse movements in exchange rates. During the period, the currency forward contracts had an overall negative effect on

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

All data reflect new calculation methodology in effect within the past six months.

Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes.

performance, while the equity futures had a slight positive impact.

How have you positioned the fund across international markets?

Generally, the fund’s country weightings have changed little in the past six months. The fund’s largest country weighting is in Japan. Stock valuations in Japan are very attractive, even as the country enjoys a relatively strong recovery in economic activity. The performance of the equity market has not yet caught up with the growth in the economy. We have found many Japanese stocks that meet our selection criteria.

What is your outlook for the fund in the coming fiscal year?

We have reason for optimism in that we are valuation-oriented investors, and the fund owns a wide range of stocks selling well below what we consider their fair value. We continue to favor stocks in the basic materials, technology, and consumer discretionary sectors, where we find the most attractive valuations. The fund has an underweight position in consumer staples stocks, a sector that we regard as very expensive.

We believe market prices have not yet fully reflected the cash flow that many companies in the fund are generating. In our view, this suggests that the stocks should be poised to appreciate when the market recognizes these fundamental attributes.

Joe, thanks for reviewing the fund’s results today.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Joseph Joseph has an M.B.A. from the Stern School of Business at New York University and a B.A. from Loyola College. A Certified Public Accountant, he joined Putnam in 1994 and has been in the investment industry since 1987.

In addition to Joe, your fund’s portfolio managers are Randy Farina and John McLanahan.

IN THE NEWS

With signs that the global recovery is losing steam, central banks may need to provide additional stimulus and postpone plans to cut budget deficits. The pace of world economic growth during the second half of 2010 will be slower than previously expected, says the Organisation for Economic Co-operation and Development. The Paris-based think tank predicts annualized growth in the Group of Seven leading industrial nations will slow to 1.4% in the third quarter and 1% in the final three months of 2010. This follows expansions of 3.2% and 2.5% in the first and second quarters of 2010, respectively.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended August 31, 2010, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 8/31/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/28/95)		(10/30/96)		(7/26/99)		(10/30/96)		(1/21/03)	(2/1/00)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	10.60%	10.16%	9.77%	9.77%	9.78%	9.78%	10.05%	9.78%	10.35%	10.80%

10 years	23.36	16.28	14.31	14.31	14.39	14.39	17.31	13.21	20.61	26.39
Annual average	2.12	1.52	1.35	1.35	1.35	1.35	1.61	1.25	1.89	2.37

5 years	17.36	10.60	13.01	11.01	13.06	13.06	14.46	10.46	15.97	18.82
Annual average	3.25	2.04	2.48	2.11	2.49	2.49	2.74	2.01	3.01	3.51

3 years	–26.82	–31.02	–28.47	–30.53	–28.44	–28.44	–27.91	–30.44	–27.35	–26.29
Annual average	–9.88	–11.64	–10.57	–11.43	–10.55	–10.55	–10.33	–11.40	–10.10	–9.67

1 year	–1.43	–7.10	–2.18	–7.07	–2.14	–3.12	–1.93	–5.35	–1.67	–1.19

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not assume conversion to class A shares.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

Comparative index returns For periods ended 8/31/10

	S&P Developed Ex-U.S.	Lipper International Small/Mid-Cap
	SmallCap Index	Core Funds category average*

Annual average (life of fund)	6.02%	9.24%

10 years	75.77	65.26
Annual average	5.80	4.28

5 years	14.73	15.26
Annual average	2.79	2.81

3 years	–26.40	–27.12
Annual average	–9.71	–10.08

1 year	4.18	6.66

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 8/31/10, there were 56, 41, 28, 24, and 4 funds, respectively, in this Lipper category.

Change in the value of a $10,000 investment ($9,425 after sales charge) Cumulative total return from 8/31/00 to 8/31/10

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $11,431 and $11,439, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $11,321 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $12,061 and $12,639, respectively.

Fund price and distribution information For the 12-month period ended 8/31/10

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		—	—	—		1	1

Income	$0.115		—	—	—		$0.094	$0.178

Capital gains	—		—	—	—		—	—

Total	$0.115		—	—	—		$0.094	$0.178

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

8/31/09	$28.69	$30.44	$28.42	$28.48	$28.50	$29.53	$28.29	$28.73

8/31/10	28.17	29.89	27.80	27.87	27.95	28.96	27.73	28.22

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter

Total return for periods ended 9/30/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/28/95)		(10/30/96)		(7/26/99)		(10/30/96)		(1/21/03)	(2/1/00)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	11.45%	11.00%	10.61%	10.61%	10.62%	10.62%	10.89%	10.62%	11.19%	11.65%

10 years	50.35	41.71	39.34	39.34	39.40	39.40	42.98	37.97	47.03	54.09
Annual average	4.16	3.55	3.37	3.37	3.38	3.38	3.64	3.27	3.93	4.42

5 years	27.92	20.57	23.20	21.20	23.22	23.22	24.75	20.39	26.40	29.56
Annual average	5.05	3.81	4.26	3.92	4.26	4.26	4.52	3.78	4.80	5.32

3 years	–21.33	–25.85	–23.09	–25.30	–23.07	–23.07	–22.50	–25.21	–21.88	–20.72
Annual average	–7.69	–9.49	–8.38	–9.27	–8.37	–8.37	–8.15	–9.23	–7.90	–7.45

1 year	5.53	–0.52	4.74	–0.26	4.73	3.73	5.00	1.32	5.27	5.81

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the fiscal year
ended 8/31/09*	1.67%	2.42%	2.42%	2.17%	1.92%	1.42%

Annualized expense ratio for the six-month period
ended 8/31/10†	1.60%	2.35%	2.35%	2.10%	1.85%	1.35%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects projected expenses based on a new expense arrangement, which gives effect to changes in the fund’s investor servicing contract.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in Putnam International Capital Opportunities Fund from March 1, 2010, to August 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.90	$11.59	$11.59	$10.36	$9.13	$6.67

Ending value (after expenses)	$959.80	$956.00	$956.10	$957.20	$958.50	$960.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended August 31, 2010, use the following calculation method. To find the value of your investment on March 1, 2010, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$8.13	$11.93	$11.93	$10.66	$9.40	$6.87

Ending value (after expenses)	$1,017.14	$1,013.36	$1,013.36	$1,014.62	$1,015.88	$1,018.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

S&P Developed Ex-U.S. SmallCap Index is an unmanaged index of small-cap stocks from developed countries, excluding the United States.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2010, the Contract Committee met several times with representatives of Putnam Management and in executive session to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 11, 2010 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2010. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing such services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in prior years.

Consideration of implementation of strategic pricing initiative

The Trustees were mindful that new management contracts had been implemented for all but a few funds at the beginning of 2010 as part of Putnam Management’s strategic pricing initiative. These new management contracts reflected the implementation of more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds and performance fees for certain funds. The Trustees had approved these new management contracts on July 10, 2009 and submitted them to shareholder meetings of the affected funds in late 2009, where the contracts were in all cases approved by overwhelming majorities of the shares voted.

Because the management contracts had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structures. The financial data available to the Committee reflected actual operations under the prior contracts; information was also available on a pro forma basis, adjusted to reflect the fees payable under the new management contracts. In light of the limited information available regarding operations under the new management contracts, in recommending the continuation of the new management contracts in June 2010, the Contract Committee relied to a considerable extent on its review of the financial information and analysis that formed the basis of the Board’s approval of the new management contracts on July 10, 2009.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

As in the past, the Trustees continued to focus on the competitiveness of the total expense ratio of each fund. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e.,  all expenses exclusive of management fees, investor servicing fees, distribution fees, taxes, brokerage commissions and extraordinary expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets.

The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 32nd percentile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 41st percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2009 (the first percentile representing the least expensive funds and the 100th percentile the most expensive funds). The Trustees also considered that your fund ranked in the 32nd percentile in effective management fees, on a pro forma basis adjusted to reflect the impact of the strategic pricing initiative discussed above, as of December 31, 2009.

Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds have only been in place for a short while, and the Trustees will examine the operation of this new breakpoint structure in future years in light of actual experience.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules currently in place represented an appropriate sharing of economies of scale at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, and did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during 2009. The Committee also noted the disappointing investment performance of a number of the funds for periods ended December 31, 2009 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including Putnam Management’s continuing efforts to strengthen the equity research function, recent changes in portfolio managers, increased accountability of individual managers rather than teams, recent changes in Putnam Management’s approach to incentive compensation, including emphasis on top quartile performance over a rolling three-year period, and the recent arrival of a new chief investment officer. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper International SmallMid-Cap Core Funds) for the one-year, three-year and five-year periods ended December 31, 2009 (the first percentile representing the best-performing funds and the 100th percentile the worst-performing funds):

One-year period	16th

Three-year period	15th

Five-year period	10th

Over the one-year, three-year and five-year periods ended December 31, 2009, there were 43, 26 and 20 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing; distribution

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policies commencing in 2010, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, are available in the Individual Investors section at putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of August 31, 2010, Putnam employees had approximately $298,000,000 and the Trustees had approximately $57,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Investment Funds and Shareholders of
Putnam International Capital Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam International Capital Opportunities Fund (the “fund”) at August 31, 2010, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at August 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 12, 2010

The fund’s portfolio 8/31/10

COMMON STOCKS (99.7%)*	Shares	Value

Australia (4.9%)
Abacus Property Group R	9,468,822	$3,444,978

Alesco Corp., Ltd.	632,868	1,553,571

Beach Petroleum, Ltd.	3,007,404	1,746,518

BlueScope Steel, Ltd. †	1,844,235	3,519,865

Charter Hall Office REIT	12,908,400	2,816,167

Crane Group, Ltd. S	498,141	3,564,919

Flight Centre, Ltd.	305,618	5,350,005

Incitec Pivot, Ltd.	1,782,311	5,356,662

ING Industrial Fund	6,817,552	2,761,328

Kagara Zinc, Ltd. †	5,029,730	2,806,721

Nufarm, Ltd.	698,428	2,395,787

Pacific Brands, Ltd. †	5,203,903	4,845,341

Sigma Pharmaceuticals, Ltd.	8,002,246	3,350,381

Sims Group, Ltd.	216,116	3,188,948

Valad Property Group † R	31,562,741	2,236,067

Wotif.com Holdings, Ltd.	1,251,205	4,905,114

		53,842,372
Austria (1.4%)
ANDRITZ AG	119,722	7,258,319

Bank Austria Creditanstalt AG F †	471	—

CA Immobilien Anlagen AG †	198,642	2,334,446

EVN AG	146,458	2,333,150

Wienerberger AG †	266,114	3,428,587

		15,354,502
Belgium (1.0%)
AGFA-Gevaert NV †	625,005	4,261,903

Euronav NV	167,367	2,913,624

Gimv NV	13,677	655,605

UCB SA	100,765	2,866,532

		10,697,664
Bermuda (1.3%)
Aspen Insurance Holdings, Ltd.	189,014	5,367,998

Hiscox, Ltd.	856,535	4,812,992

Ship Finance International, Ltd. S	221,771	3,883,210

		14,064,200
Brazil (0.4%)
Empresa Brasileira de Aeronautica SA (Embraer) ADR	160,700	3,983,753

		3,983,753
Canada (5.3%)
Canaccord Capital, Inc.	834,943	8,199,215

Dorel Industries, Inc. Class B	92,400	3,030,360

Enerplus Resources Fund (Unit)	102,714	2,350,333

Ensign Energy Services, Inc.	321,224	3,482,535

Forzani Group, Ltd. (The)	162,540	2,479,527

Industrial Alliance Insurance and Financial Services, Inc.	90,000	2,538,418

Inmet Mining Corp.	74,191	3,550,351

InnVest Real Estate Investment Trust R	837,600	4,968,148

Lundin Mining Corp. †	1,391,048	5,526,652

COMMON STOCKS (99.7%)* cont.	Shares	Value

Canada cont.
Methanex Corp.	291,591	$6,218,714

Pason Systems, Inc.	144,861	1,601,724

Peyto Energy Trust (Units)	156,686	2,068,690

Precision Drilling Trust (Units) †	585,000	3,661,732

Quadra Mining, Ltd. †	321,900	3,517,011

Sherritt International Corp.	767,600	4,926,968

		58,120,378
Cayman Islands (0.2%)
Herbalife, Ltd.	37,500	2,084,250

		2,084,250
China (2.6%)
AAC Acoustic Technologies Holdings, Inc.	1,994,000	3,650,762

Hopson Development Holdings, Ltd.	4,234,000	4,962,449

Kingboard Chemical Holdings, Ltd.	547,000	2,584,591

Perfect World Co., Ltd. ADR † S	104,600	2,612,908

Shanda Interactive Entertainment, Ltd. ADR † S	51,300	2,117,664

Sinofert Holdings, Ltd. †	5,402,000	2,825,488

Sohu.com, Inc. † S	50,800	2,463,800

SRE Group, Ltd.	38,402,000	3,815,585

TPV Technology, Ltd.	6,664,000	3,983,729

		29,016,976
Denmark (1.4%)
Dampskibsselskabet Torm A/S †	257,150	1,807,105

East Asiatic Co., Ltd. A/S	65,976	1,559,127

GN Store Nord †	654,893	4,199,260

H. Lundbeck A/S	191,312	2,896,153

Sydbank A/S †	239,085	5,029,489

		15,491,134
Finland (1.0%)
Cramo OYJ †	239,014	3,738,952

Jaakko Poyry Group OYJ	198,777	2,731,195

Rautaruukki OYJ	123,798	2,164,392

Tieto OYJ	174,900	2,871,035

		11,505,574
France (5.1%)
Air France-KLM †	273,772	3,579,637

Beneteau SA †	217,333	2,874,350

CNP Assurances	79,728	1,353,005

Dassault Systemes SA	91,733	5,516,452

Havas Advertising SA	1,087,945	4,971,053

IMS-International Metal Service †	111,322	1,364,575

Ingenico	163,599	3,980,626

M6-Metropole Television	217,895	4,525,574

Nexans SA	54,168	3,230,100

Nexity	131,725	4,036,217

Publicis Group SA	207,313	8,655,766

Rexel SA †	335,289	4,667,337

SEB SA	41,592	3,046,203

Teleperformance	209,348	5,043,377

		56,844,272

COMMON STOCKS (99.7%)* cont.	Shares	Value

Germany (4.5%)
Carl Zeiss Meditec AG	139,172	$2,009,068

Celesio AG	166,831	3,372,339

Deutsche Lufthansa AG †	224,021	3,510,671

Draegerwerk AG & Co., KGaA (Preference)	31,072	2,433,827

ElringKlinger AG	106,186	2,729,768

Gildemeister AG S	463,568	5,632,667

HeidelbergCement AG	130,489	5,214,838

Heidelberger Druckmaschinen AG † S	432,135	3,320,161

Krones AG †	62,800	3,381,335

MTU Aero Engines Holding AG	75,919	4,212,655

Norddeutsche Affinerie AG	41,364	1,637,628

Puma AG Rudolf Dassler Sport	15,561	4,181,325

Rheinmetall AG	59,056	3,262,893

Stada Arzneimittel	83,539	2,542,793

Wincor Nixdorf AG	34,491	2,000,047

		49,442,015
Greece (0.8%)
Mytilineos Holdings SA †	752,190	3,990,408

Public Power Corp. SA	146,194	2,083,141

Titan Cement Co. SA	170,867	3,199,337

		9,272,886
Hong Kong (1.5%)
Dah Sing Financial Group †	833,600	5,224,499

Industrial & Commercial Bank of China	703,000	2,598,467

VTech Holdings, Ltd.	321,000	3,190,320

Wing Hang Bank, Ltd.	483,000	5,121,131

		16,134,417
India (1.0%)
Hindalco Industries, Ltd.	907,930	3,231,143

Satyam Computer Services., Ltd. †	1,649,153	2,805,981

Tata Iron & Steel Co., Ltd.	451,107	5,008,690

		11,045,814
Indonesia (0.4%)
Medco Energi Internasional Tbk PT	11,608,000	3,967,335

		3,967,335
Ireland (2.4%)
Charter International PLC	339,545	3,168,704

Kingspan Group PLC †	868,991	5,980,041

Shire PLC	438,120	9,452,457

United Business Media PLC	493,117	4,167,095

United Drug PLC	1,283,877	3,691,616

		26,459,913
Italy (3.4%)
A2A SpA	1,950,100	2,709,043

Arnoldo Mondadori Editore SpA †	937,075	2,641,710

Buzzi Unicem SpA S	212,627	1,919,317

Danieli & Co. SpA	256,615	4,599,419

Fondiaria SAI SpA	156,741	1,486,774

Gemina SpA †	3,816,000	2,302,172

Hera SpA	1,624,677	2,947,270

COMMON STOCKS (99.7%)* cont.	Shares	Value

Italy cont.
Iride SpA	1,879,597	$2,935,265

Merloni Electtrodomestici SpA	278,683	2,667,027

Milano Assicurazioni SpA	1,313,610	2,277,470

Piaggio & C. SpA	1,040,091	2,703,284

Recordati SpA	901,354	7,069,219

Saras SpA † S	1,035,054	1,750,547

		38,008,517
Japan (22.2%)
ADEKA Corp.	504,100	5,129,985

Advance Residence Investment Corp. † R	2,706	4,215,038

Aeon Delight Co., Ltd.	181,700	3,399,030

Aica Kogyo Co., Ltd.	208,100	2,323,434

Amano Corp.	285,000	2,189,470

Aoyama Trading Co., Ltd.	137,200	1,887,075

ASKUL Corp.	139,100	2,604,923

Axell Corp.	17,300	514,228

Brother Industries, Ltd.	273,300	2,943,248

Canon Electronics, Inc.	91,600	2,130,873

Canon Sales Co., Inc.	178,700	2,287,472

Capcom Co., Ltd.	198,400	2,886,821

Central Glass Co., Ltd.	816,000	2,952,796

Chiyoda Integre Co., Ltd.	281,600	3,011,596

Circle K Sunkus Co., Ltd.	181,700	2,488,317

Daifuku Co., Ltd.	892,000	4,200,749

Daimei Telecom Engineering Corp.	289,000	1,942,802

Disco Corp.	60,900	3,029,759

FCC Co., Ltd.	259,000	5,515,518

H2O Retailing Corp.	359,000	2,160,829

Hitachi Chemical Co., Ltd.	275,600	4,765,843

Hitachi High-Technologies Corp.	144,400	2,335,784

Horiba, Ltd.	104,200	2,472,022

Ibiden Co., Ltd.	138,800	3,331,568

ITO EN, Ltd.	178,700	2,920,959

Itochu Techno-Solutions Corp.	42,700	1,388,595

Japan Aviation Electronics Industry, Ltd.	737,000	4,046,816

Japan Petroleum Exploration Co.	44,500	1,600,746

Japan Real Estate Investment Corp. R	481	4,272,985

JSR Corp.	258,800	3,800,939

JTEKT Corp.	115,200	941,241

Kaneka Corp.	429,000	2,569,324

Kansai Paint Co., Ltd.	556,000	4,614,585

Kansai Urban Banking Corp.	1,715,000	2,589,619

Keihin Corp.	213,400	4,066,472

Kenedix, Inc. †	9,658	1,582,546

Kobayashi Pharmaceutical Co., Ltd.	94,100	4,317,574

Komori Corp.	442,400	4,229,612

Kose Corp.	146,400	3,435,454

COMMON STOCKS (99.7%)* cont.	Shares	Value

Japan cont.
Kuroda Electric Co., Ltd.	244,700	$2,779,786

Leopalace21 Corp. † S	575,800	1,237,981

Makino Milling Machine Co., Ltd. †	383,000	2,120,597

Mandom Corp.	114,400	3,072,942

Meitec Corp.	166,400	2,735,713

Mitsubishi Tanabe Pharma	351,000	5,488,826

Musashino Bank, Ltd. (The)	85,900	2,621,027

Nifco, Inc.	243,800	5,430,554

Nihon Kohden Corp.	224,000	4,532,188

Nihon Parkerizing Co., Ltd.	354,000	4,230,947

Nippon Electric Glass Co., Ltd.	374,000	4,171,403

Nippon Konpo Unyu Soko Co.	257,000	3,016,235

Nippon Thompson Co., Ltd.	610,000	3,474,812

Nishimatsuya Chain Co., Ltd.	353,800	3,068,363

Nissin Kogyo Co., Ltd.	226,300	3,300,101

Nitto Denko Corp.	167,600	5,392,443

NOK Corp.	344,100	5,198,763

NTT Urban Development Corp.	3,093	2,420,156

Okinawa Electric Power Co., Inc. (The)	66,900	3,533,561

Pacific Metals Co., Ltd.	261,000	1,868,892

Sanwa Holdings Corp.	814,000	2,387,373

Seikagaku Corp.	189,300	2,017,404

Shin-Etsu Polymer Co., Ltd.	679,100	3,772,217

Shinko Electric Industries	191,800	2,111,222

Sohgo Security Services Co., Ltd.	322,700	3,152,351

Stanley Eelctric Co., Ltd.	198,600	3,053,945

Sundrug Co., Ltd.	91,600	2,471,948

Suruga Bank, Ltd. (The)	440,000	3,840,011

Taikisha, Ltd.	220,000	3,452,952

Tamron Co., Ltd.	275,800	4,960,228

Tokai Rika Co., Ltd.	77,300	1,205,427

Tokai Tokyo Securities Co., Ltd.	661,000	2,184,562

Tokyu Land Corp.	1,069,000	4,239,562

Toppan Forms Co., Ltd.	239,800	2,261,882

Toshiba Machine Co., Ltd.	304,000	969,849

Toyoda Gosei Co., Ltd.	184,000	3,757,712

Toyota Boshoku Corp. S	285,700	4,142,419

Yamaha Corp.	217,400	2,222,896

Yamaha Motor Co., Ltd. †	200,000	2,691,703

Yamato Kogyo Co., Ltd.	172,900	3,917,933

		245,605,533
Mexico (0.8%)
CEMEX SAB de CV (Units) †	4,039,667	3,131,040

Grupo Financiero Banorte SA de CV	1,483,400	5,287,482

		8,418,522
Netherlands (2.8%)
Aalberts Industries NV	286,993	4,047,581

Arcadis NV	286,638	5,806,077

COMMON STOCKS (99.7%)* cont.	Shares	Value

Netherlands cont.
Brit Insurance Holdings PLC	72,412	$1,066,411

Hunter Douglas NV S	151,191	5,161,347

Koninklijke BAM Groep NV	716,758	3,564,580

Mediq NV	200,806	3,285,605

Ordina NV †	570,051	1,701,924

SNS Reaal †	371,660	1,569,705

USG People NV †	226,147	2,860,784

Vastned Offices (Industrial) NV R	143,870	2,068,005

		31,132,019
New Zealand (—%)
Vector, Ltd.	219,117	324,572

		324,572
Norway (2.6%)
DNO International ASA † S	4,866,000	6,512,403

Petroleum Geo-Services ASA †	403,600	3,603,933

Schibsted ASA	129,200	2,939,034

Sparebank 1 SR Bank	657,558	5,182,022

Subsea 7, Inc. † S	155,200	2,448,297

TGS Nopec Geophysical Co. ASA	382,100	5,109,345

Veidekke ASA	372,200	2,435,525

		28,230,559
Portugal (0.2%)
Banco BPI SA	1,119,799	2,303,020

		2,303,020
Russia (0.4%)
Oriflame Cosmetics SA SDR	94,316	4,923,500

		4,923,500
Singapore (1.1%)
Great Eastern Holdings, Ltd.	219,000	2,564,954

Neptune Orient Lines, Ltd. †	2,598,000	3,677,716

Raffles Education Corp., Ltd. †	13,377,000	2,670,427

Straits Asia Resources, Ltd.	1,737,000	2,676,649

		11,589,746
South Africa (0.6%)
Aquarius Platinum, Ltd.	629,535	2,644,443

Massmart Holdings, Ltd.	273,609	4,526,430

		7,170,873
South Korea (3.1%)
Busan Bank	304,050	3,243,982

Cheil Communications, Inc.	170,773	1,743,786

Daegu Bank	418,460	4,879,023

Daelim Industrial Co., Ltd.	65,541	4,140,903

Halla Climate Control	375,600	5,675,502

LG Fashion Corp.	220,250	5,475,124

GS Home Shopping, Inc.	47,556	3,796,690

NHN Corp. †	32,097	5,255,635

		34,210,645
Spain (0.8%)
Fomento de Construcciones y Contratas SA S	142,343	3,333,151

Gestevision Telecinco SA	494,467	4,985,402

		8,318,553

COMMON STOCKS (99.7%)* cont.	Shares	Value

Sweden (2.2%)
AF AB Class B	168,120	$2,343,116

Cardo AB	94,300	2,894,960

Eniro AB † S	2,321,000	2,939,790

Intrum Justita AB	328,581	3,318,788

Meda AB Class A	426,800	3,313,901

Modern Times Group AB Class B	87,794	5,030,476

PA Resources AB †	923,213	594,637

Trelleborg AB Class B	612,000	4,033,870

		24,469,538
Switzerland (5.9%)
Adecco SA	116,598	5,420,961

Baloise Holding AG Class R	55,778	4,511,357

Banque Cantonale Vaudoise (BCV)	21,640	10,326,986

Bucher Industries AG	43,775	5,691,640

Ferrexpo PLC	831,195	3,786,166

Forbo Holding AG	8,215	4,275,421

Georg Fischer AG †	20,501	7,516,503

Helvetia Patria Holding	6,884	2,243,228

Logitech International SA † S	344,353	5,092,576

Nobel Biocare Holding AG	200,172	3,132,139

Partners Group Holding AG	66,742	9,261,733

Sika AG	2,102	3,682,123

		64,940,833
Taiwan (2.9%)
Coretronic Corporation	2,732,000	3,663,537

Greatek Electronics, Inc.	3,379,640	3,092,481

Kinsus Interconnect Technology Corp.	1,585,000	3,170,274

Largan Precision Co., Ltd.	162,000	2,926,194

Lite-On Technology Corp.	3,766,793	4,343,837

Novatek Microelectronics Corp., Ltd.	1,684,780	3,998,651

Powertech Technology, Inc.	746,000	2,215,310

Radiant Opto-Electronics Corp.	3,374,166	4,372,185

Richtek Technology Corp.	337,050	2,296,448

Wistron Corp.	1,456,829	2,281,842

		32,360,759
United Arab Emirates (0.5%)
Dragon Oil PLC †	809,114	5,205,732

		5,205,732
United Kingdom (14.8%)
Aegis Group PLC	3,044,539	5,236,662

Amdocs, Ltd. †	186,275	4,885,993

Amlin PLC	690,863	4,291,875

Ashmore Group PLC	1,310,305	5,811,837

Ashtead Group PLC	3,174,758	3,732,136

Aveva Group PLC	199,275	4,350,622

Barratt Developments PLC †	2,642,380	3,878,542

Bellway PLC	245,078	1,956,914

COMMON STOCKS (99.7%)* cont.	Shares	Value

United Kingdom cont.
BlueBay Asset Management	750,100	$3,304,327

Close Brothers Group PLC	324,213	3,308,475

Davis Service Group PLC	904,385	5,266,898

Debenhams PLC †	2,497,219	2,202,392

Enterprise Inns PLC †	1,368,991	1,843,513

Firstgroup PLC	592,927	3,154,600

Halfords Group PLC	667,607	4,944,416

Hargreaves Lansdown, PLC	986,379	5,872,002

Hays PLC	2,141,482	2,954,693

Holidaybreak PLC	499,327	1,991,543

Home Retail Group PLC	804,101	2,686,222

Informa PLC	502,560	2,948,247

Interserve PLC	841,641	2,509,306

JKX Oil & Gas PLC	1,274,542	5,770,053

Kazakhmys PLC	290,663	5,110,702

Keller Group PLC	259,074	2,271,699

Kier Group PLC	157,324	2,383,809

Lonmin PLC †	111,073	2,589,766

Man Group PLC	507,844	1,613,585

Meggitt Holdings PLC	1,000,208	4,068,197

Michael Page International PLC	784,236	4,758,494

Morgan Sindall PLC	257,716	2,364,968

National Express Group PLC †	988,382	3,395,458

Next PLC	250,686	7,589,953

Persimmon PLC †	427,929	2,377,613

Rathbone Brothers	324,166	4,276,874

Redrow PLC †	1,936,696	3,163,829

Savills PLC	1,094,478	5,202,868

Schroders PLC	294,434	6,176,934

Segro PLC R	429,708	1,774,984

SIG PLC †	1,286,806	1,831,605

Spectris PLC	158,648	2,130,103

Speedy Hire PLC	5,693,221	1,791,164

Taylor Wimpey PLC †	6,398,238	2,523,569

Thomas Cook Group PLC	787,442	2,186,704

Travis Perkins PLC †	288,340	3,356,137

Vedanta Resources PLC S	175,779	5,065,034

Wolseley PLC †	164,635	3,161,313

		164,066,630
United States (0.2%)
Axis Capital Holdings, Ltd.	62,562	1,931,914

		1,931,914

Total common stocks (cost $1,036,231,645)		$1,100,538,920

SHORT-TERM INVESTMENTS (3.5%)*	Principal amount/shares	Value

Putnam Money Market Liquidity Fund 0.15% [e]	61,142	$61,142

Putnam Cash Collateral Pool, LLC 0.19% [d]	34,879,786	34,879,786

U.S. Treasury Bills, for effective yields ranging from 0.23% to 0.24%,
July 28, 2011 ##	$1,094,000	1,091,449

U.S. Treasury Bills, for an effective yield of 0.21%, June 2, 2011 ##	1,290,000	1,288,039

U.S. Treasury Bills, for effective yields ranging from 0.22% to 0.23%,
March 10, 2011 ##	829,000	828,212

U.S. Treasury Bills, for an effective yield of 0.25%,
December 16, 2010 ##	130,000	129,945

U.S. Treasury Bills, for effective yields ranging from 0.24% to 0.36%,
November 18, 2010 ##	127,000	126,963

Total short-term investments (cost $38,405,385)		$38,405,536

TOTAL INVESTMENTS

Total investments (cost $1,074,637,030)		$1,138,944,456

Key to holding’s abbreviations

ADR	American Depository Receipts
SDR	Swedish Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2009 through August 31, 2010 (the reporting period).

* Percentages indicated are based on net assets of $1,103,695,424.

† Non-income-producing security.

## These securities, in part or in entirety, were pledged and segregated with the custodian for collateral on certain derivatives contracts at the close of the reporting period.

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) based on the securities valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

R Real Estate Investment Trust.

S Securities on loan, in part or in entirety, at the close of the reporting period.

At August 31, 2010, the fund is maintaining liquid assets totaling $5,300,797 to cover certain derivatives contracts.

ADR and SDR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

FORWARD CURRENCY CONTRACTS at 8/31/10 (aggregate face value $479,247,904)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.

	Australian Dollar	Sell	9/15/10	$2,301,941	$2,363,334	$61,393

	British Pound	Sell	9/15/10	1,868,422	1,933,565	65,143

	Canadian Dollar	Buy	9/15/10	10,909,846	11,372,363	(462,517)

	Euro	Buy	9/15/10	15,660,093	16,371,807	(711,714)

FORWARD CURRENCY CONTRACTS at 8/31/10 (aggregate face value $479,247,904) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A. cont.

	Norwegian Krone	Sell	9/15/10	$6,733,338	$7,117,079	$383,741

	Swedish Krona	Buy	9/15/10	1,193,103	1,243,075	(49,972)

Barclays Bank PLC

	British Pound	Buy	9/15/10	2,809,686	2,907,261	(97,575)

	Euro	Buy	9/15/10	6,990,914	7,307,475	(316,561)

	Japanese Yen	Sell	9/15/10	3,127,440	3,049,295	(78,145)

	Norwegian Krone	Buy	9/15/10	273,143	288,870	(15,727)

	Swedish Krona	Sell	9/15/10	3,818,631	3,975,459	156,828

Citibank, N.A.

	Australian Dollar	Buy	9/15/10	3,591,191	3,685,360	(94,169)

	British Pound	Sell	9/15/10	3,746,044	3,876,415	130,371

	Danish Krone	Sell	9/15/10	8,853,139	9,195,664	342,525

	Euro	Buy	9/15/10	21,045,307	21,991,797	(946,490)

	Norwegian Krone	Sell	9/15/10	612,104	647,856	35,752

	Singapore Dollar	Buy	9/15/10	683,867	686,322	(2,455)

	Swedish Krona	Buy	9/15/10	1,659,828	1,729,456	(69,628)

	Swiss Franc	Buy	9/15/10	2,110,553	2,064,157	46,396

Credit Suisse AG

	Australian Dollar	Sell	9/15/10	1,081,410	1,109,995	28,585

	British Pound	Sell	9/15/10	2,916,094	3,017,897	101,803

	Euro	Buy	9/15/10	8,545,449	8,933,752	(388,303)

	Japanese Yen	Sell	9/15/10	18,513,386	18,049,331	(464,055)

	Norwegian Krone	Sell	9/15/10	12,682,623	13,408,225	725,602

	Swedish Krona	Buy	9/15/10	78,612	81,835	(3,223)

Deutsche Bank AG

	Australian Dollar	Buy	9/15/10	1,579,730	1,621,113	(41,383)

	British Pound	Sell	9/15/10	5,242,959	5,423,310	180,351

	Canadian Dollar	Buy	9/15/10	8,056,214	8,396,524	(340,310)

	Euro	Buy	9/15/10	12,070,920	12,614,511	(543,591)

	Swedish Krona	Buy	9/15/10	2,017,502	2,100,551	(83,049)

	Swiss Franc	Buy	9/15/10	2,589,012	2,532,792	56,220

Goldman Sachs International

	Australian Dollar	Buy	9/15/10	3,996,410	4,097,179	(100,769)

	British Pound	Sell	9/15/10	917,499	949,421	31,922

	Euro	Sell	9/15/10	19,575,876	20,445,149	869,273

	Japanese Yen	Buy	9/15/10	4,212,004	4,106,664	105,340

	Norwegian Krone	Buy	9/15/10	3,027,534	3,202,273	(174,739)

	Swedish Krona	Buy	9/15/10	1,839,881	1,916,280	(76,399)

HSBC Bank USA, National Association

	Australian Dollar	Buy	9/15/10	2,519,092	2,586,844	(67,752)

	British Pound	Buy	9/15/10	20,918,171	21,648,712	(730,541)

	Euro	Sell	9/15/10	12,361,818	12,914,556	552,738

	Hong Kong Dollar	Sell	9/15/10	834,198	835,806	1,608

FORWARD CURRENCY CONTRACTS at 8/31/10 (aggregate face value $479,247,904) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

HSBC Bank USA, National Association cont.

	Norwegian Krone	Sell	9/15/10	$5,814,311	$6,151,231	$336,920

	Swiss Franc	Buy	9/15/10	6,041,455	5,904,553	136,902

JPMorgan Chase Bank, N.A.

	Australian Dollar	Sell	9/15/10	3,507,222	3,601,649	94,427

	British Pound	Sell	9/15/10	4,831,127	5,000,872	169,745

	Canadian Dollar	Buy	9/15/10	6,677,553	6,961,664	(284,111)

	Euro	Buy	9/15/10	19,202,660	20,053,997	(851,337)

	Hong Kong Dollar	Sell	9/15/10	5,723,251	5,734,612	11,361

	Japanese Yen	Sell	9/15/10	4,273,892	4,166,667	(107,225)

	Norwegian Krone	Buy	9/15/10	438,494	463,570	(25,076)

	Singapore Dollar	Buy	9/15/10	1,818,724	1,826,173	(7,449)

	Swedish Krona	Sell	9/15/10	4,358,035	4,539,379	181,344

	Swiss Franc	Buy	9/15/10	462,222	451,974	10,248

Royal Bank of Scotland PLC (The)

	Australian Dollar	Buy	9/15/10	4,573,114	4,694,460	(121,346)

	British Pound	Sell	9/15/10	402,939	416,940	14,001

	Canadian Dollar	Buy	9/15/10	5,480,077	5,713,239	(233,162)

	Euro	Sell	9/15/10	13,673,833	14,282,104	608,271

	Japanese Yen	Sell	9/15/10	7,724,280	7,532,446	(191,834)

	Swedish Krona	Sell	9/15/10	367,392	382,589	15,197

	Swiss Franc	Buy	9/15/10	3,913,189	3,828,067	85,122

State Street Bank and Trust Company

	Australian Dollar	Buy	9/15/10	1,526,352	1,566,595	(40,243)

	Canadian Dollar	Buy	9/15/10	9,310,463	9,706,408	(395,945)

	Euro	Sell	9/15/10	524,046	547,449	23,403

	Norwegian Krone	Sell	9/15/10	6,899,670	7,302,722	403,052

	Swedish Krona	Sell	9/15/10	5,833,457	6,077,393	243,936

UBS AG

	Australian Dollar	Buy	9/15/10	3,597,043	3,691,151	(94,108)

	British Pound	Buy	9/15/10	10,711,765	11,087,538	(375,773)

	Canadian Dollar	Buy	9/15/10	7,460,943	7,778,537	(317,594)

	Euro	Sell	9/15/10	20,690,582	21,487,338	796,756

	Norwegian Krone	Buy	9/15/10	10,802,088	11,425,356	(623,268)

	Swedish Krona	Buy	9/15/10	2,531,697	2,637,230	(105,533)

	Swiss Franc	Buy	9/15/10	9,054	8,851	203

Westpac Banking Corp.

	Australian Dollar	Sell	9/15/10	1,323,920	1,356,377	32,457

	British Pound	Buy	9/15/10	4,881,571	5,050,557	(168,986)

	Canadian Dollar	Buy	9/15/10	7,916,062	8,252,950	(336,888)

	Euro	Buy	9/15/10	21,344,563	22,286,410	(941,847)

	Japanese Yen	Sell	9/15/10	5,618,023	5,479,526	(138,497)

Total						$(4,180,353)

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Australia	$—	$53,842,372	$—

Austria	—	15,354,502	—

Belgium	—	10,697,664	—

Bermuda	9,251,208	4,812,992	—

Brazil	3,983,753	—	—

Canada	58,120,378	—	—

Cayman Islands	2,084,250	—	—

China	7,194,372	21,822,604	—

Denmark	—	15,491,134	—

Finland	—	11,505,574	—

France	—	56,844,272	—

Germany	—	49,442,015	—

Greece	—	9,272,886	—

Hong Kong	—	16,134,417	—

India	—	11,045,814	—

Indonesia	—	3,967,335	—

Ireland	—	26,459,913	—

Italy	—	38,008,517	—

Japan	—	245,605,533	—

Mexico	8,418,522	—	—

Netherlands	—	31,132,019	—

New Zealand	—	324,572	—

Norway	—	28,230,559	—

Portugal	—	2,303,020	—

Russia	—	4,923,500	—

Singapore	—	11,589,746	—

South Africa	—	7,170,873	—

South Korea	—	34,210,645	—

Spain	—	8,318,553	—

Sweden	—	24,469,538	—

Switzerland	—	64,940,833	—

Taiwan	—	32,360,759	—

United Arab Emirates	—	5,205,732	—

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks cont.:

United Kingdom	$4,885,993	$159,180,637	$—

United States	1,931,914	—	—

Total common stocks	95,870,390	1,004,668,530	—
Short-term investments	61,142	38,344,394	—

Totals by level	$95,931,532	$1,043,012,924	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(4,180,353)	$—

Totals by level	$—	$(4,180,353)	$—

At the start and/or close of the reporting period, Level 3 investments in other financial instruments were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 8/31/10

ASSETS

Investment in securities, at value, including $32,264,165 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $1,039,696,102)	$1,104,003,528
Affiliated issuers (identified cost $34,940,928) (Notes 1 and 6)	34,940,928

Foreign currency (cost $1,830,965) (Note 1)	1,836,237

Dividends, interest and other receivables	2,005,674

Receivable for shares of the fund sold	1,239,954

Receivable for investments sold	6,786,923

Unrealized appreciation on forward currency contracts (Note 1)	7,038,936

Total assets	1,157,852,180

LIABILITIES

Payable to custodian (Note 2)	888,352

Payable for investments purchased	65,169

Payable for shares of the fund repurchased	4,850,674

Payable for compensation of Manager (Note 2)	918,049

Payable for investor servicing fees (Note 2)	309,531

Payable for custodian fees (Note 2)	77,183

Payable for Trustee compensation and expenses (Note 2)	153,471

Payable for administrative services (Note 2)	11,462

Payable for distribution fees (Note 2)	520,636

Unrealized depreciation on forward currency contracts (Note 1)	11,219,289

Collateral on securities loaned, at value (Note 1)	34,879,786

Other accrued expenses	263,154

Total liabilities	54,156,756

Net assets	$1,103,695,424

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,367,553,617

Undistributed net investment income (Note 1)	8,099,500

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(332,055,283)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	60,097,590

Total — Representing net assets applicable to capital shares outstanding	$1,103,695,424
(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($793,405,958 divided by 28,168,383 shares)	$28.17

Offering price per class A share (100/94.25 of $28.17)*	$29.89

Net asset value and offering price per class B share ($41,440,948 divided by 1,490,751 shares)**	$27.80

Net asset value and offering price per class C share ($55,846,846 divided by 2,004,110 shares)**	$27.87

Net asset value and redemption price per class M share ($9,345,022 divided by 334,374 shares)	$27.95

Offering price per class M share (100/96.50 of $27.95)*`	$28.96

Net asset value, offering price and redemption price per class R share
($85,828,766 divided by 3,094,951 shares)	$27.73

Net asset value, offering price and redemption price per class Y share
($117,827,884 divided by 4,175,011 shares)	$28.22

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 8/31/10

INVESTMENT INCOME

Dividends (net of foreign tax of $2,756,856)	$27,249,809

Interest (including interest income of $21,132 from investments in affiliated issuers) (Note 6)	31,213

Securities lending	1,046,730

Total investment income	28,327,752

EXPENSES

Compensation of Manager (Note 2)	11,522,704

Investor servicing fees (Note 2)	4,474,491

Custodian fees (Note 2)	206,907

Trustee compensation and expenses (Note 2)	88,916

Administrative services (Note 2)	63,040

Distribution fees — Class A (Note 2)	2,245,924

Distribution fees — Class B (Note 2)	606,131

Distribution fees — Class C (Note 2)	636,294

Distribution fees — Class M (Note 2)	82,996

Distribution fees — Class R (Note 2)	403,084

Interest expense (Note 2)	17,359

Other	743,868

Total expenses	21,091,714

Expense reduction (Note 2)	(105,802)

Net expenses	20,985,912

Net investment income	7,341,840

Net realized gain on investments (Notes 1 and 3)	70,159,198

Net realized gain on futures contracts (Note 1)	1,328,192

Net realized loss on foreign currency transactions (Note 1)	(1,893,592)

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(3,260,211)

Net unrealized depreciation of investments, futures contracts
and receivable purchase agreements during the year	(91,614,141)

Net loss on investments	(25,280,554)

Net decrease in net assets resulting from operations	$(17,938,714)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 8/31/10	Year ended 8/31/09

Operations:
Net investment income	$7,341,840	$16,431,077

Net realized gain (loss) on investments
and foreign currency transactions	69,593,798	(415,162,760)

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(94,874,352)	145,500,544

Net decrease in net assets resulting from operations	(17,938,714)	(253,231,139)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(3,489,296)	(16,139,372)

Class B	—	(125,275)

Class C	—	(470,606)

Class M	—	(108,371)

Class R	(237,266)	(426,304)

Class Y	(671,445)	(1,887,481)

Increase in capital from settlement payments	382,561	1,094,795

Redemption fees (Note 1)	93,447	82,106

Decrease from capital share transactions (Note 4)	(59,687,344)	(227,588,635)

Total decrease in net assets	(81,548,057)	(498,800,282)

NET ASSETS

Beginning of year	1,185,243,481	1,684,043,763

End of year (including undistributed net investment
income of $8,099,500 and $3,511,419, respectively)	$1,103,695,424	$1,185,243,481

The accompanying notes are an integral part of these financial statements.

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Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio
	Net asset		Net realized										Ratio	of net investment
	value,		and unrealized	Total from	From	From					Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees [b]	reimbursements	end of period	value (%) [c]	(in thousands)	net assets (%) [d]	net assets (%)	turnover (%)

Class A
August 31, 2010	$28.69	.20	(.61)	(.41)	(.12)	—	(.12)	—	.01 [e]	$28.17	(1.43)	$793,406	1.64 [f]	.66	26.63
August 31, 2009	32.09	.39	(3.35)	(2.96)	(.47)	—	(.47)	—	.03 [g,h]	28.69	(8.33)	874,265	1.64 [f,i]	1.78 [i]	84.28
August 31, 2008	41.54	.63	(8.27)	(7.64)	(1.50)	(.31)	(1.81)	—	—	32.09	(19.01)	1,259,641	1.47 [i]	1.68 [i]	40.76
August 31, 2007	33.00	.45	8.83	9.28	(.74)	—	(.74)	—	—	41.54	28.43	1,432,999	1.49 [i]	1.15 [i]	37.17
August 31, 2006	26.80	.27 [j]	6.33	6.60	(.40)	—	(.40)	—	—	33.00	24.88 [j]	943,421	1.54 [i,j]	.89 [i,j]	44.79

Class B
August 31, 2010	$28.42	(.06)	(.57)	(.63)	—	—	—	—	.01 [e]	$27.80	(2.18)	$41,441	2.39 [f]	(.19)	26.63
August 31, 2009	31.30	.22	(3.10)	(2.88)	(.03)	—	(.03)	—	.03 [g,h]	28.42	(9.04)	72,873	2.39 [f,i]	1.04 [i]	84.28
August 31, 2008	40.45	.27	(7.99)	(7.72)	(1.12)	(.31)	(1.43)	—	—	31.30	(19.61)	166,262	2.22 [i]	.74 [i]	40.76
August 31, 2007	32.15	.13	8.64	8.77	(.47)	—	(.47)	—	—	40.45	27.45	416,584	2.24 [i]	.36 [i]	37.17
August 31, 2006	26.11	.04 [j]	6.19	6.23	(.19)	—	(.19)	—	—	32.15	23.98 [j]	425,910	2.29 [i,j]	.13 [i,j]	44.79

Class C
August 31, 2010	$28.48	(.03)	(.59)	(.62)	—	—	—	—	.01 [e]	$27.87	(2.14)	$55,847	2.39 [f]	(.10)	26.63
August 31, 2009	31.61	.22	(3.20)	(2.98)	(.18)	—	(.18)	—	.03 [g,h]	28.48	(9.02)	62,683	2.39 [f,i]	1.02 [i]	84.28
August 31, 2008	40.96	.33	(8.14)	(7.81)	(1.23)	(.31)	(1.54)	—	—	31.61	(19.63)	99,261	2.22 [i]	.89 [i]	40.76
August 31, 2007	32.57	.15	8.74	8.89	(.50)	—	(.50)	—	—	40.96	27.48	128,552	2.24 [i]	.39 [i]	37.17
August 31, 2006	26.46	.04 [j]	6.27	6.31	(.20)	—	(.20)	—	—	32.57	23.95 [j]	79,202	2.29 [i,j]	.13 [i,j]	44.79

Class M
August 31, 2010	$28.50	.04	(.60)	(.56)	—	—	—	—	.01 [e]	$27.95	(1.93)	$9,345	2.14 [f]	.15	26.63
August 31, 2009	31.66	.28	(3.23)	(2.95)	(.24)	—	(.24)	—	.03 [g,h]	28.50	(8.79)	10,957	2.14 [f,i]	1.28 [i]	84.28
August 31, 2008	40.97	.40	(8.12)	(7.72)	(1.28)	(.31)	(1.59)	—	—	31.66	(19.40)	17,334	1.97 [i]	1.08 [i]	40.76
August 31, 2007	32.57	.24	8.73	8.97	(.57)	—	(.57)	—	—	40.97	27.77	28,812	1.99 [i]	.63 [i]	37.17
August 31, 2006	26.47	.11 [j]	6.27	6.38	(.28)	—	(.28)	—	—	32.57	24.26 [j]	23,720	2.04 [i,j]	.38 [i,j]	44.79

Class R
August 31, 2010	$28.29	.15	(.63)	(.48)	(.09)	—	(.09)	—	.01 [e]	$27.73	(1.67)	$85,829	1.89 [f]	.51	26.63
August 31, 2009	31.72	.31	(3.31)	(3.00)	(.46)	—	(.46)	—	.03 [g,h]	28.29	(8.55)	58,878	1.89 [f,i]	1.42 [i]	84.28
August 31, 2008	41.17	.58	(8.23)	(7.65)	(1.49)	(.31)	(1.80)	—	—	31.72	(19.21)	23,843	1.72 [i]	1.59 [i]	40.76
August 31, 2007	32.78	.42	8.70	9.12	(.73)	—	(.73)	—	—	41.17	28.10	8,008	1.74 [i]	1.03 [i]	37.17
August 31, 2006	26.68	.18 [j]	6.32	6.50	(.40)	—	(.40)	—	—	32.78	24.61 [j]	1,216	1.79 [i,j]	.59 [i,j]	44.79

Class Y
August 31, 2010	$28.73	.29	(.63)	(.34)	(.18)	—	(.18)	—	.01 [e]	$28.22	(1.19)	$117,828	1.39 [f]	.97	26.63
August 31, 2009	32.21	.43	(3.38)	(2.95)	(.56)	—	(.56)	—	.03 [g,h]	28.73	(8.11)	105,588	1.39 [f,i]	2.00 [i]	84.28
August 31, 2008	41.69	.72	(8.30)	(7.58)	(1.59)	(.31)	(1.90)	—	—	32.21	(18.82)	117,703	1.22 [i]	1.93 [i]	40.76
August 31, 2007	33.10	.53	8.88	9.41	(.82)	—	(.82)	—	—	41.69	28.76	99,570	1.24 [i]	1.36 [i]	37.17
August 31, 2006	26.88	.35 [j]	6.34	6.69	(.47)	—	(.47)	—	—	33.10	25.17 [j]	78,458	1.29 [i,j]	1.14 [i,j]	44.79

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

40	41

Financial highlights (Continued)

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

e Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Prudential Securities, Inc., which amounted to $0.01 per share outstanding as of March 30, 2010.

f Includes interest accrued in connection with certain terminated derivatives contracts, which amounted to less than 0.01% of average net assets as of August 31, 2010 and August 31, 2009 (Note 2).

g Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Bear, Stearns & Co., Inc. and Bear Stearns Securities Corp., which amounted to $0.02 per share outstanding as of May 21, 2009.

h Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C., and Millennium International Management, L.L.C., which amounted to $0.01 per share outstanding as of June 23, 2009.

i Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

August 31, 2009	0.07%

August 31, 2008	<0.01

August 31, 2007	<0.01

August 31, 2006	<0.01

J Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to $0.01 per share and 0.02% of average net assets for the period ended August 31, 2006.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 8/31/10

Note 1: Significant accounting policies

Putnam International Capital Opportunities Fund (the fund) is a diversified series of Putnam Investment Funds (the trust), which is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek long-term capital appreciation by investing primarily in equity securities of small-and mid-capitalization companies whose principal place of business is located outside of the United States or whose securities are principally traded on foreign markets that Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes have favorable investment potential.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from September 1, 2009 through August 31, 2010.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the SEC), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

E) Futures contracts The fund uses futures contracts to equitize cash. The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the reporting period the transaction volume of futures contracts was minimal.

F) Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to manage foreign exchange risk. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding contracts on forward currency contracts at the close of the reporting period are indicative of the volume of activity during the period.

G) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $792,809 at the close of the reporting period. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $5,475,717 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $3,354,895.

H) Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Effective August 2010, cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management and is valued at its closing net asset value each business day. There are no management fees charged by Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $32,861,468 which includes an amount for a security that is deemed worthless at period end and the fund received cash collateral of $34,879,786.

I) Interfund lending Effective July 2010, the fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

J) Line of credit Effective July 2010, the fund participates, along with other Putnam funds, in a $285 million unsecured committed line of credit and a $165 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.03% of the committed line of credit and $100,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.15% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

K) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At August 31, 2010, the fund had a capital loss carryover of $323,842,721 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover	Expiration

$10,367,419	August 31, 2016

227,200,752	August 31, 2017

86,274,550	August 31, 2018

L) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions, foreign currency gains and losses, realized gains and losses on certain futures contracts, realized gains and losses on passive foreign investment companies, unrealized gains and losses on passive foreign investment companies, fair funds settlement and redeemable purchase agreement. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $1,644,248 to increase undistributed net investment income and $382,558 to decrease paid-in-capital, with an increase to accumulated net realized losses of $1,261,690.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$201,790,243
Unrealized depreciation	(145,695,379)

Net unrealized appreciation	56,094,864
Undistributed ordinary income	3,573,557
Capital loss carryforward	(332,842,721)
Cost for federal income tax purposes	$1,082,849,592

M) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administration services and other transactions

Effective January 1, 2010, the fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows: 1.08% of the first $5 billion, 1.03% of the next $5 billion, 0.98% of the next $10 billion, 0.93% of the next $10 billion, 0.88% of the next $50 billion, 0.86% of the next $50 billion, 0.85% of the next $100 billion, and 0.845% thereafter.

In addition, beginning with the fund’s thirteenth complete calendar month of operation under the new management contract, the monthly management fee will consist of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment will be determined based on performance over the thirty-six month period then ended or, if the new management contract has not yet been effective for thirty-six complete calendar months, the period from the date the new management contract became effective to the end of the month for which the fee adjustment is being computed. Each month, the performance adjustment will be calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and the result will be divided by twelve. The resulting dollar amount will be added to, or subtracted from, the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the S&P Developed Ex-U.S. SmallCap Index, each measured over the performance period. The maximum annualized performance adjustment rates are +/– 0.21%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment will be determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Prior to January 1, 2010, the fund paid Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee was based on the following annual rates: 1.00% of the first $500 million of average net assets, 0.90% of the next $500 million, 0.85% of the next $500 million, 0.80% of the next $5 billion, 0.775% of the next $5 billion, 0.755% of the next $5 billion, 0.74% of the next $5 billion and 0.73% thereafter.

Putnam Management has contractually agreed, through June 30, 2011, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

On September 15, 2008, the fund terminated its outstanding derivatives contracts with Lehman Brothers Special Financing, Inc. (LBSF) in connection with the bankruptcy filing of LBSF’s parent company, Lehman Brothers Holdings, Inc. On September 26, 2008, the fund entered into a receivable purchase agreement (Agreement) with another registered investment company (the Seller) managed by Putnam Management. Under the Agreement, the Seller sold to the fund the right to receive, in the aggregate, $2,376,079 in net payments from LBSF in connection with certain terminated derivatives transactions (the Receivable), in exchange for an initial payment plus (or minus) additional amounts based on the fund’s ultimate realized gain (or loss) with respect to the Receivable. The Receivable offset against the fund’s net payable to LBSF. The fund paid $738,557 (exclusive of the initial payment) to the Seller in accordance with the terms of the Agreement and the fund paid $906,370, including interest, to LBSF in complete satisfaction of the fund’s obligations under the terminated contracts.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing, subject to certain limitations, based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

Under the custodian contract between the fund and State Street, the custodian bank has a lien on the securities of the fund to the extent permitted by the fund’s investment restrictions to cover any advances made by the custodian bank for the settlement of shares redeemed.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $1,492 under the expense offset arrangements and by $104,310 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $820, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $100,738 and $2,503 from the sale of class A and class M shares, respectively, and received $48,164 and $4,885 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $10 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $319,753,851 and $358,839,806, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized.

Transactions in capital shares were as follows:

	Year ended 8/31/10		Year ended 8/31/09

Class A	Shares	Amount	Shares	Amount

Shares sold	5,422,898	$163,504,444	6,950,193	$149,032,571

Shares issued in connection with
reinvestment of distributions	108,669	3,237,132	799,709	14,722,639

	5,531,567	166,741,576	7,749,902	163,755,210

Shares repurchased	(7,840,989)	(233,397,488)	(16,523,435)	(343,979,419)

Net decrease	(2,309,422)	$(66,655,912)	(8,773,533)	$(180,224,209)

	Year ended 8/31/10		Year ended 8/31/09

Class B	Shares	Amount	Shares	Amount

Shares sold	142,635	$4,297,190	269,839	$5,969,911

Shares issued in connection with
reinvestment of distributions	—	—	6,298	115,446

	142,635	4,297,190	276,137	6,085,357

Shares repurchased	(1,216,338)	(36,287,271)	(3,024,237)	(63,252,598)

Net decrease	(1,073,703)	$(31,990,081)	(2,748,100)	$(57,167,241)

	Year ended 8/31/10		Year ended 8/31/09

Class C	Shares	Amount	Shares	Amount

Shares sold	272,316	$8,197,669	210,128	$4,806,262

Shares issued in connection with
reinvestment of distributions	—	—	20,666	379,640

	272,316	8,197,669	230,794	5,185,902

Shares repurchased	(468,920)	(13,906,875)	(1,170,045)	(24,064,164)

Net decrease	(196,604)	$(5,709,206)	(939,251)	$(18,878,262)

	Year ended 8/31/10		Year ended 8/31/09

Class M	Shares	Amount	Shares	Amount

Shares sold	35,689	$1,071,525	40,140	$832,739

Shares issued in connection with
reinvestment of distributions	—	—	5,593	102,633

	35,689	1,071,525	45,733	935,372

Shares repurchased	(85,821)	(2,530,056)	(208,772)	(4,348,218)

Net decrease	(50,132)	$(1,458,531)	(163,039)	$(3,412,846)

	Year ended 8/31/10		Year ended 8/31/09

Class R	Shares	Amount	Shares	Amount

Shares sold	2,862,871	$85,619,860	2,171,277	$49,049,161

Shares issued in connection with
reinvestment of distributions	7,724	226,935	21,506	391,187

	2,870,595	85,846,795	2,192,783	49,440,348

Shares repurchased	(1,856,644)	(54,805,882)	(863,362)	(18,857,770)

Net increase	1,013,951	$31,040,913	1,329,421	$30,582,578

	Year ended 8/31/10		Year ended 8/31/09

Class Y	Shares	Amount	Shares	Amount

Shares sold	2,442,620	$72,780,427	1,977,382	$42,166,171

Shares issued in connection with
reinvestment of distributions	17,496	521,192	97,860	1,801,594

	2,460,116	73,301,619	2,075,242	43,967,765

Shares repurchased	(1,960,304)	(58,216,146)	(2,054,165)	(42,456,420)

Net increase	499,812	$15,085,473	21,077	$1,511,345

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$7,038,936	Payables	$11,219,289

Total		$7,038,936		$11,219,289

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as
hedging instruments			Forward currency
under ASC 815	Warrants	Futures	contracts	Total

Foreign exchange
contracts	$—	$—	$(1,892,515)	$(1,892,515)

Equity contracts	50,002	1,328,192	—	$1,378,194

Total	$50,002	$1,328,192	$(1,892,515)	$(514,321)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain (loss) on investments

Derivatives not
accounted for as
hedging instruments			Forward currency
under ASC 815	Warrants	Futures	contracts	Total

Foreign exchange
contracts	$—	$—	$(3,191,372)	$(3,191,372)

Equity contracts	(510)	(964,156)	—	$(964,666)

Total	$(510)	$(964,156)	$(3,191,372)	$(4,156,038)

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $21,132 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $153,166,398 and $183,050,377, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Federal tax information (Unaudited)

For the period, interest and dividends from foreign countries were $30,048,518 or $0.77 per share (for all classes of shares). Taxes paid to foreign countries were $2,756,856 or $0.07 per share (for all classes of shares).

For its tax year ended August 31, 2010, the fund hereby designates 100%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the tax year ended August 31, 2010, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $1,759 of distributions paid as qualifying to be taxed as interest-related dividends, and $— to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2011 will show the tax status of all distributions paid to your account in calendar 2010.

Shareholder meeting results (Unaudited)

December 18, 2009 meeting

At the meeting, each of the nominees for Trustee was elected, with all funds of the Trust voting together as single class, as follows:

	Votes for	Votes withheld

Ravi Akhoury	144,159,880	5,756,274

Jameson A. Baxter	144,089,420	5,826,734

Charles B. Curtis	144,163,005	5,753,149

Robert J. Darretta	144,131,113	5,785,041

Myra R. Drucker	144,185,199	5,730,955

John A. Hill	144,123,942	5,792,212

Paul L. Joskow	144,226,682	5,689,472

Elizabeth T. Kennan*	143,986,867	5,929,287

Kenneth R. Leibler	144,161,109	5,755,045

Robert E. Patterson	144,163,377	5,752,777

George Putnam, III	144,132,419	5,783,735

Robert L. Reynolds	144,288,500	5,627,654

W. Thomas Stephens	144,223,485	5,692,669

Richard B. Worley	144,224,274	5,691,880
* Dr. Kennan retired from the Board of Trustees of the Putnam funds effective June 30, 2010.

A proposal to approve a new management contract between the fund and Putnam Management with both Fund Family breakpoints and performance fees was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

16,949,671	1,094,657	763,507	5,999,694

A proposal to approve a new management contract between the fund and Putnam Management with Fund Family breakpoints only was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

17,008,549	989,910	809,375	5,999,694

A proposal to approve a new management contract between the fund and Putnam Management with performance fees only was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

17,028,251	1,003,802	775,780	5,999,695

A proposal to amend the fundamental investment restrictions with respect to diversification of investments was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

17,232,688	786,792	788,358	5,999,690

All tabulations are rounded to the nearest whole number.

Shareholder meeting results (Unaudited) (Continued)

A proposal to amend the fundamental investment restrictions with respect to borrowing was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

16,845,314	1,169,199	793,320	5,999,695

A proposal to amend the fundamental investment restrictions with respect to making loans was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

16,849,515	1,154,227	804,092	5,999,694

All tabulations are rounded to the nearest whole number.

About the Trustees

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Ravi Akhoury	Advisor to New York Life Insurance Company. Trustee of	Jacob Ballas Capital
Born 1947	American India Foundation and of the Rubin Museum.	India, a non-banking
Trustee since 2009	From 1992 to 2007, was Chairman and CEO of MacKay	finance company
	Shields, a multi-product investment management firm	focused on private
	with over $40 billion in assets under management.	equity advisory services

Barbara M. Baumann	President and Owner of Cross Creek Energy Corporation,	SM Energy Company,
Born 1955	a strategic consultant to domestic energy firms and direct	a publicly held energy
Trustee since 2010	investor in energy assets. Trustee, and Co-Chair of the	company focused on
	Finance Committee, of Mount Holyoke College. Former	natural gas and crude
	Chair and current board member of Girls Incorporated of	oil in the United States;
	Metro Denver. Member of the Finance Committee, The	Unisource Energy
	Children’s Hospital.	Corporation, a publicly
held provider of natural
gas and electric service
across Arizona; Cody
Resources Management,
LLP, a privately held
energy, ranching, and
commercial real estate
company

Jameson A. Baxter	President of Baxter Associates, Inc., a private investment	ASHTA Chemicals, Inc.
Born 1943	firm. Chairman of Mutual Fund Directors Forum.
Trustee since 1994 and	Chairman Emeritus of the Board of Trustees of Mount
Vice Chairman since 2005	Holyoke College.

Charles B. Curtis	President Emeritus of the Nuclear Threat Initiative, a	Edison International;
Born 1940	private foundation dealing with national security issues.	Southern California
Trustee since 2001	Senior Advisor to the United Nations Foundation. Senior	Edison
Advisor to the Center for Strategic and International
Studies. Member of the Council on Foreign Relations and
the National Petroleum Council.

Robert J. Darretta	Health Care Industry Advisor to Permira, a global private	United-Health
Born 1946	equity firm. Until April 2007, was Vice Chairman of the	Group, a diversified
Trustee since 2007	Board of Directors of Johnson & Johnson. Served as	health-care company
Johnson & Johnson’s Chief Financial Officer for a decade.

Myra R. Drucker	Vice Chair of the Board of Trustees of Sarah Lawrence	Grantham, Mayo,
Born 1948	College, and a member of the Investment Committee of	Van Otterloo & Co.,
Trustee since 2004	the Kresge Foundation, a charitable trust. Advisor to the	LLC, an investment
	Employee Benefits Investment Committee of The Boeing	management company
Company. Retired in 2009 as Chair of the Board of Trustees
of Commonfund, a not-for-profit firm that manages assets
for educational endowments and foundations. Until July
2010, Advisor to RCM Capital Management and member of
the Board of Interactive Data Corporation.

John A. Hill	Founder and Vice-Chairman of First Reserve	Devon Energy
Born 1942	Corporation, the leading private equity buyout firm	Corporation, a leading
Trustee since 1985 and	focused on the worldwide energy industry. Serves as a	independent natural gas
Chairman since 2000	Trustee and Chairman of the Board of Trustees of Sarah	and oil exploration and
	Lawrence College. Also a member of the Advisory Board	production company
of the Millstein Center for Corporate Governance and
Performance at the Yale School of Management.

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Paul L. Joskow	Economist and President of the Alfred P. Sloan	TransCanada
Born 1947	Foundation, a philanthropic institution focused primarily	Corporation, an energy
Trustee since 1997	on research and education on issues related to science,	company focused on
	technology, and economic performance. Elizabeth and	natural gas transmission
	James Killian Professor of Economics and Management,	and power services;
	Emeritus at the Massachusetts Institute of Technology	Exelon Corporation, an
	(MIT). Prior to 2007, served as the Director of the Center	energy company focused
	for Energy and Environmental Policy Research at MIT.	on power services

Kenneth R. Leibler	Founder and former Chairman of Boston Options	Ruder Finn Group, a
Born 1949	Exchange, an electronic marketplace for the trading	global communications
Trustee since 2006	of derivative securities. Vice Chairman of the Board of	and advertising firm;
	Trustees of Beth Israel Deaconess Hospital in Boston,	Northeast Utilities,
	Massachusetts.	which operates New
England’s largest energy
delivery system

Robert E. Patterson	Senior Partner of Cabot Properties, LP and Co-Chairman	None
Born 1945	of Cabot Properties, Inc., a private equity firm investing in
Trustee since 1984	commercial real estate. Past Chairman and Trustee of the
Joslin Diabetes Center.

George Putnam, III	Chairman of New Generation Research, Inc., a publisher	None
Born 1951	of financial advisory and other research services, and
Trustee since 1984	founder and President of New Generation Advisors, LLC,
a registered investment advisor to private funds.
Director of The Boston Family Office, LLC, a registered
investment advisor.

Robert L. Reynolds*	President and Chief Executive Officer of Putnam	None
Born 1952	Investments since 2008. Prior to joining Putnam
Trustee since 2008 and	Investments, served as Vice Chairman and Chief
President of the Putnam	Operating Officer of Fidelity Investments from
Funds since July 2009	2000 to 2007.

W. Thomas Stephens	Retired as Chairman and Chief Executive Officer of Boise	TransCanada
Born 1942	Cascade, LLC, a paper, forest products, and timberland	Corporation, an energy
Trustee from 1997 to 2008	assets company, in December 2008.	company focused on
and since 2009		natural gas transmission
and power services

Richard B. Worley	Managing Partner of Permit Capital LLC, an investment	Neuberger Berman,
Born 1945	management firm. Serves as a Trustee of the University of	an investment
Trustee since 2004	Pennsylvania Medical Center, the Robert Wood Johnson	management firm
Foundation, a philanthropic organization devoted to
health-care issues, and the National Constitution Center.
Also serves as a Director of the Colonial Williamsburg
Foundation, a historical preservation organization, and as
Chairman of the Philadelphia Orchestra Association.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of August 31, 2010, there were 105 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, removal, or death.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Francis J. McNamara, III (Born 1955)
Executive Vice President, Principal Executive	Vice President and Chief Legal Officer
Officer, Treasurer and Compliance Liaison	Since 2004
Since 2004	Senior Managing Director, Putnam Investments
Senior Vice President and Treasurer,	and Putnam Management
The Putnam Funds
James P. Pappas (Born 1953)
Steven D. Krichmar (Born 1958)	Vice President
Vice President and Principal Financial Officer	Since 2004
Since 2002	Managing Director, Putnam Investments and
Senior Managing Director, Putnam Investments	Putnam Management
and Putnam Management
Judith Cohen (Born 1945)
Janet C. Smith (Born 1965)	Vice President, Clerk and Assistant Treasurer
Vice President, Assistant Treasurer, and Principal	Since 1993
Accounting Officer	Vice President, Clerk and Assistant Treasurer,
Since 2007	The Putnam Funds
Managing Director, Putnam Investments and
Putnam Management	Michael Higgins (Born 1976)
Vice President, Senior Associate Treasurer,
Beth S. Mazor (Born 1958)	Assistant Clerk
Vice President	Since 2010
Since 2002	Manager of Finance, Dunkin’ Brands (2008–
Managing Director, Putnam Investments and	2010); Senior Financial Analyst, Old Mutual Asset
Putnam Management	Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)
Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2007	Vice President, Assistant Clerk,
Managing Director, Putnam Investments,	Assistant Treasurer and Proxy Manager
Putnam Management and Putnam	Since 2000
Retail Management	Vice President, Assistant Clerk,
Assistant Treasurer and Proxy Manager,
Mark C. Trenchard (Born 1962)	The Putnam Funds
Vice President and BSA Compliance Officer
Since 2002	Susan G. Malloy (Born 1957)
Managing Director, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Retail Management	Since 2007
Managing Director, Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Value
Growth Opportunities Fund	Convertible Securities Fund
International Growth Fund	Prior to September 30, 2010, the fund was known as
Prior to January 1, 2010, the fund was known as	Putnam Convertible Income-Growth Trust
Putnam International New Opportunities Fund	Equity Income Fund
Multi-Cap Growth Fund	George Putnam Balanced Fund
Prior to September 1, 2010, the fund was known as	Prior to September 30, 2010, the fund was known as
Putnam New Opportunities Fund	The George Putnam Fund of Boston
Small Cap Growth Fund	The Putnam Fund for Growth and Income
Voyager Fund	International Value Fund
Prior to January 1, 2010, the fund was known as
Blend	Putnam International Growth and Income Fund
Asia Pacific Equity Fund	Multi-Cap Value Fund
Capital Opportunities Fund	Prior to September 1, 2010, the fund was known as
Capital Spectrum Fund	Putnam Mid Cap Value Fund
Emerging Markets Equity Fund	Small Cap Value Fund
Equity Spectrum Fund
Europe Equity Fund	Income
Global Equity Fund	American Government Income Fund
International Capital Opportunities Fund	Diversified Income Trust
International Equity Fund	Floating Rate Income Fund
Investors Fund	Global Income Trust
Multi-Cap Core Fund	High Yield Advantage Fund
Research Fund	High Yield Trust
Income Fund
Money Market Fund*
U.S. Government Income Trust

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free income
AMT-Free Municipal Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund*
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania

Absolute Return
Absolute Return 100 Fund
Absolute Return 300 Fund
Absolute Return 500 Fund
Absolute Return 700 Fund

Global Sector
Global Consumer Fund
Global Energy Fund
Global Financials Fund
Global Health Care Fund
Global Industrials Fund
Global Natural Resources Fund
Global Sector Fund
Global Technology Fund
Global Telecommunications Fund
Global Utilities Fund

Asset allocation
Income Strategies Fund
Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady®
Putnam RetirementReady Funds — 10 investment portfolios that offer diversifi-cation among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The 10 funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our Web site.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your finan-cial advisor for details about any of these or other services, or see your prospectus.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Myra R. Drucker	James P. Pappas
Putnam Investment	Paul L. Joskow	Vice President
Management, LLC	Kenneth R. Leibler
One Post Office Square	Robert E. Patterson	Francis J. McNamara, III
Boston, MA 02109	George Putnam, III	Vice President and
	Robert L. Reynolds	Chief Legal Officer
Investment Sub-Manager	W. Thomas Stephens
Putnam Investments Ltd.	Richard B. Worley	Robert R. Leveille
57–59 St James’s Street		Vice President and
London, England SW1A 1LD	Officers	Chief Compliance Officer
Robert L. Reynolds
Marketing Services	President	Mark C. Trenchard
Putnam Retail Management		Vice President and
One Post Office Square	Jonathan S. Horwitz	BSA Compliance Officer
Boston, MA 02109	Executive Vice President,
	Principal Executive	Judith Cohen
Custodian	Officer, Treasurer and	Vice President, Clerk and
State Street Bank	Compliance Liaison	Assistant Treasurer
and Trust Company
	Steven D. Krichmar	Michael Higgins
Legal Counsel	Vice President and	Vice President, Senior Associate
Ropes & Gray LLP	Principal Financial Officer	Treasurer, Assistant Clerk

Independent Registered	Janet C. Smith	Nancy E. Florek
Public Accounting Firm	Vice President, Principal	Vice President, Assistant Clerk,
PricewaterhouseCoopers LLP	Accounting Officer and	Assistant Treasurer and
	Assistant Treasurer	Proxy Manager
Trustees
John A. Hill, Chairman	Susan G. Malloy
Jameson A. Baxter,	Vice President and
Vice Chairman	Assistant Treasurer
Ravi Akhoury
Barbara M. Baumann	Beth S. Mazor
Charles B. Curtis	Vice President
Robert J. Darretta

This report is for the information of shareholders of Putnam International Capital Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, or a summary prospectus if available, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

AN011 263510 10/10

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

August 31, 2010	$102,358	$--	$11,998	$1,605*

August 31, 2009	$109,808	$--	$11,316	$1,723*

* Includes fees of $1,605 and $1,723 billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters for the fiscal years ended August 31, 2010 and August 31, 2009, respectively. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended August 31, 2010 and August 31, 2009, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $373,256 and $533,923 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to procedures necessitated by regulatory and litigation matters.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

August 31, 2010	$ -	$ 203,601	$ -	$ -

August 31, 2009	$ -	$ 485,847	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: October 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: October 29, 2010

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: October 29, 2010